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                                                                    EXHIBIT 23.5



             [KEGLER, BROWN, HILL & RITTER CO., L.P.A. LETTERHEAD]



              CONSENT OF KEGLER, BROWN, HILL & RITTER CO., L.P.A.


We hereby Consent to the reference to our firm under the heading "Legal Matters" in Amendment 1 to the Registration Statement on Form S-4 for Synetic, Inc. and to file this Consent as an Exhibit to such Registration Statement. We also Consent to all references to our firm included in such Registration Statement.